UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 2, 2010

CHINA SHUANGJI CEMENT LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52440	95-3542340
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

221 Linglong Road, Zhaoyuan City, Shandong Province People’s Republic of China, 265400
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 535-8213217

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.
Item 3.02.                      Unregistered Sales of Equity Securities.

Securities Purchase Agreement

On November 2, 2010 (the “Closing Date”), China Shuangji Cement, Ltd. (the “Company”) entered into and closed on two private placement financings pursuant to securities purchase agreements (the “Purchase Agreements”) with certain accredited investors (the “Investors”), whereby the Investors purchased an aggregate of 1,578,948 shares of our series A convertible preferred stock (“Series A Preferred Stock”) with attached warrants to purchase an aggregate of 1,578,948 shares of our common stock (the “Warrants”) for an aggregate purchase price of $600,000 (the “Purchase Price”).  The Series A Preferred Stock is convertible into 1,578,948 shares of our common stock.

The Series A Preferred Stock pays annual 10% dividends on a quarterly basis, with the initial year of dividends paid in advance on the Closing Date, and shall not have any voting rights except as required by law.  The Series A Preferred Stock is convertible at the option of the holder, except that upon the occurrence of the earlier of any of the following events, the Series A Preferred Stock shall be automatically converted:   (i) the date that the Company’s common stock begins to trade on a national securities exchange; (ii) the trading of the Company’s common stock at 225% of the then-effective conversion price for 20 out of 30 consecutive trading days while there is an effective Registration Statement on file with the U.S. Securities and Exchange Commission for the shares underlying the Series A Preferred Stock; or (iii) the third year anniversary of the issuance of the Series A Preferred Stock.

The Warrants are exercisable for a period of five years from the date of issuance at an initial exercise price of $0.418.  Both the conversion price of the Series A Preferred Stock and the exercise price of the Warrants are subject to customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.  The shares underlying the Series A Preferred Stock and Warrants are also subject to piggyback registration rights.

The Investors have contractually agreed to restrict their ability to convert the Series A Preferred Stock and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

The Investors have also agreed that they shall convert the Series A Preferred Stock or exercise the Warrants so that at all times after the Closing Date they shall collectively own 4.99% of the Company’s outstanding voting securities, provided, that the Investors will not be required to comply with such provision if, in the aggregate, they collectively hold less that 4.99% of the Company’s outstanding voting securities after conversion of all the Series A Preferred Stock and upon exercise of the Warrants.

The Company will use the net proceeds from the sale of the Series A Preferred Stock and the exercise of the Warrants, after payment of legal fees and other closing costs, as working capital for its operating entity, Zhaoyuan Shuangji Co, Ltd.  Of the $600,000 in net proceeds, the Company paid $12,000 in cash to Hampton Growth Resources, LLC for certain investor relations and financial consulting services rendered.   Additionally, Desmond Holdings Limited received $50,000 in cash from the financing proceeds and a Warrant to purchase 65,790 shares of common stock as compensation for certain business consulting services rendered.

The above-mentioned securities were offered and sold to the Investors in private placement transactions made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, Regulation S, and Rule 506 promulgated under Regulation D thereunder. Based on representations from the Investors, we determined that the Investors are either accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 or not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Securities Act of 1933, and such Investors acquired our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the Investors understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act of 1933 or an applicable exemption therefrom.

Make Good Securities Escrow Agreement

As an inducement for the Investors to enter into the Purchase Agreements, on November 2, 2010,  the Company entered into a Make Good Securities Escrow Agreement with Sichenzia Ross Friedman Ference LLP (the “Escrow Agent”), Wenji Song, the Company’s principal shareholder, and each of the Investors, whereby the Mr. Song agreed to place an aggregate of 1,578,948  shares of common stock (the “Make Good Shares”) in escrow, to be distributed to the Investors on a pro-rata basis in the event the Company fails to achieve certain financial performance thresholds for the 12-month periods ended December 31, 20010 and December 31, 2011 as described below:

(a) For purposes thereof, (i) “Income from Operations” shall mean net income from operations, prior to deduction of non-cash items, as determined in accordance with generally accepted accounting principles, and any charges relating to the transaction, including the issuance of the Series A Preferred Stock, Warrants and any other securities issuable pursuant to the Purchase Agreements, (ii) “2010 Target Number” shall mean the Company’s Income from Operations for the year ended December 31, 2010 is less than $4,119,000.00, and (iii) “2011 Target Number” shall mean the Company’s Income from Operations for the year ended December 31, 2011 is less than $7,500,000.00.

(b) If the Company fails to achieve the 2010 Target Number or 2011 Target Number for the relevant fiscal periods, the Company shall instruct the Escrow Agent to deliver such number of Make Good Shares to Buyer on a pro-rata basis, based on the following formula:

E	Minus	C
((A / B) x D/ 3)

For the purposes of the foregoing formula:

A = Income from Operations
B = 2010 Target Number or 2011 Target Number, as applicable
C = Make Good Shares
D = Purchase Price
E = Buyer’s portion of the Purchase Price

(c)           Notwithstanding the terms set forth above, in no event shall the aggregate number of shares to be delivered to the Investors pursuant to the Make Good Securities Escrow Agreement exceed the total number of shares of common stock being held in escrow.  If the Company does not achieve the 2010 Target Number and delivers any Make Good Shares to the Investors, the total number of shares available and subject to the 2011 Target Number shall be the balance of the Make Good Shares (if any) then remaining in escrow.

            (d) The distribution of Make Good Shares shall be made within five (5) business days after the Company files its Form 10-K with the Securities and Exchange Commission (the “SEC”) for the applicable year.  In the event that the Company does not file its Form 10-K for the year ended December 31, 2010 or 2011 with the SEC within thirty (30) days after the date that filing was required, after giving effect to any extension pursuant to Rule 12b-25 of the Securities Exchange Act of 1934, as amended, all of the Make Good Shares shall be delivered to the Investors.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, a copy of which are attached as an exhibit to this Current Report on Form 8-K.  Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01.                       Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Designations of Series A Convertible Preferred Stock, as filed with the Secretary of State of Delaware.
4.1	Form of Warrant.
99.1	Securities Purchase Agreement, dated November 2, 2010, by and between the Company and Wise Star Capital Investments Limited.
99.2	Make Good Escrow Agreement, dated November 2, 2010, by and between the Company, Wise Star Capital Investments Limited, and Sichenzia Ross Friedman Ference LLP, as escrow agent.
99.3	Securities Purchase Agreement, dated November 2, 2010, by and between the Company and Greystone Capital Partners, Inc.
99.4	Make Good Escrow Agreement, dated November 2, 2010, by and between the Company, Greystone Capital Partners, Inc., and Sichenzia Ross Friedman Ference LLP, as escrow agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2010

CHINA SHUANGJI CEMENT LTD.

By:	/s/ Wenji Song
Wenji Song
Chairman and President